Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Virginia Electric and Power Company (the Company), certify that:

  the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the "Report") of the Company to which this certification is an exhibit fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2005 and for the period then ended.
/s/ Jay L. Johnson Jay L. Johnson President and Chief Executive Officer November 3, 2005

/s/ Paul D. Koonce Paul D. Koonce Chief Executive Officer-Energy November 3, 2005

/s/ Mark F. McGettrick Mark F. McGettrick President and Chief Executive Officer-Generation November 3, 2005

/s/ G. Scott Hetzer G. Scott Hetzer Senior Vice President and Treasurer (Principal Financial Officer) November 3, 2005